INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2014
INCOME TAXES [Abstract]
Schedule of Deferred Tax Asset
	December 31, 2014	December 31, 2013

Deferred tax asset	$12,372,753	$9,954,000
Valuation of allowance	(6,733,520)	(9,954,000)

Net deferred tax asset	$5,639,233	$-

Schedule of reconciliation of the expected US tax (benefit) / expense to income taxes
	12/31/2014
Expected tax expense/(benefit) at US Statutory rate	(2,733,298)	35.0%

Meals and entertainment	7,906	-0.1%
Stock for Services	(129,180)	1.7%
2013 Return to Provision	123,640	-1.6%
State tax, net of federal benefit	146,161	-1.9%
Change in valuation allowance	(2,829,599)	36.2%
Total Income Tax Expense	(5,414,370)	69.3%